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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  May 17, 1994
																																																	 --------------
                              CRANE CO.
- - ----------------------------------------------------------------
        (Exact name of registrant as specified in its Charter)




     Delaware                    1-1657             13-1952290
- - ----------------------------------------------------------------
(State or other juris-        (Commission        (IRS Employer
 diction of incorporation)     File Number)       Identification
                                                       No.)


             100 First Stamford Place, Stamford, CT 06902
- - -----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (203) 363-7300
                                                   --------------

                           (Not Applicable)
- - -----------------------------------------------------------------
    (Former name or former address, if changed since last report)





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Crane Co. acquired ELDEC Corporation in March 1994 and filed an 8-K on
March 31, 1994 and an 8-KA on May 2, 1994. Crane also acquired Mark Controls Corporation in April 1994 and filed an 8-K and an 8-KA on May 12, 1994. This report on Form 8-K is being filed to set forth certain pro-forma information in compliance with Regulation S-X required to be disclosed by a Registration Statement on Form S-3 and to permit the incorporation of such information therein by reference. The Pro-Forma financial statements presented include Mark Controls Corporation and ELDEC Corporation consolidated with Crane Co. for the first quarter of 1994.



Item 7.  Financial Statements and Exhibits


           Exhibit 1        Crane Co. Pro-Forma financial statements.









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                              SIGNATURES






           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        Crane Co.
                                                        ----------
                                                        Registrant



May 18, 1994

                                                       By: /s/ D.S. Smith
                                                          ----------------
                                                             D. S. Smith
                                                       Vice President Finance
                                                     and Chief Financial Officer


                                                       By: /s/ M. L. Raithel
                                                          ------------------
                                                             M. L. Raithel
                                                           Controller-Chief
                                                          Accounting Officer




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The following unaudited pro-forma condensed statements of income gives effect to the acquisitions of ELDEC Corporation and Mark Controls Corporation using the purchase method of accounting as if the acquisitions had occured at January 1, 1994. This unaudited pro-forma condensed statement of income should be read in conjunction with the notes thereto and may not be indicative of the periods operating results had the acquisitions taken place on such date.


EXHIBIT 1
                                                             CRANE CO. - PROFORMA
                                                              Statement of Income
                                                       (in thousands, except per share amounts)

                            3/31/94       3/31/94     MARK                                Crane Co.
                            Crane Co.     ELDEC       CONTROLS    Pro-Forma Adjustments   Pro-Forma
                            & Subs        Corp.       3/31/94       ELDEC      MCC        3/31/94
                            ---------    ---------    ---------   ---------  ---------   ----------
                            (Unaudited)  (Unaudited)  (Unaudited)

Net Sales                   $  331,705    $  27,363   $  32,727    $   -     $   -       $ 391,795

Operating Costs
 and Expenses
   Cost of Sales               266,277       19,745      21,909         288       593      308,812
   Selling, General
    and Administrative          50,601        9,672       8,310      (1,913)     -          66,670
                             ----------    --------    ---------   ---------- --------    ---------
                               316,878       29,417      30,219      (1,625)      593      375,482

Operating Profit (Loss)         14,827       (2,054)      2,508       1,625      (593)      16,313
Other Income (Deductions):
  Interest Expense - Net        (2,615)        (453)       (709)     (1,309)   (1,804)      (6,890)
  Miscellaneous Income
   (Expense) - Net                 241           15           3         -         -            259
                             ----------    --------    ---------   ----------  --------   ---------
                                (2,374)        (438)       (706)     (1,309)   (1,804)      (6,631)
                             ----------    --------    ---------   ----------  --------   ---------
Income (Loss) Before Taxes      12,453       (2,492)      1,802         316    (2,397)       9,682

Provision For Income Taxes
 (Benefit)                       5,044         (756)        721         126      (743)       4,392
                             ----------     --------   ---------   ----------  --------   ---------
Net Income                  $    7,409     $ (1,736)   $  1,081    $    190   $(1,654)    $  5,290
                             ==========     ========   =========   ==========  ========   =========

Net Income Per Share             $ .25                                                       $0.18
                                 =====                                                       =====

Average Shares Outstanding      30,051                                                      30,051




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The following unaudited pro-forma condensed balance sheet gives effect to the acquisition of Mark Controls Corporation using the purchase method of accounting as if such acquisition had occurred at March 31, 1994. This unaudited pro-forma condensed balance sheet should be read in conjunction with the notes thereto.

EXHIBIT 1
                                                              CRANE CO. - PROFORMA
                                                                Balance Sheet
                                                     (in thousands, except per share amounts)


                                     3/31/94      3/31/94                   Crane Co.
                                     Crane Co.    Mark        Pro-Forma     Pro-Forma
                                     & Subs       Controls    Adj.          3/31/94
                                     ---------    ----------  --------     ----------
                                     (Unaudited)  (Unaudited)

 Current Assets:

  Cash and Cash Equivalents         $    -       $  6,394     $   -       $  6,394

  Accounts Receivable                 207,575      17,883         -        225,458
  Contract Engineering in Process        -            -           -           -

  Inventories at lower of cost,
  principally LIFO, or market:
  Net Inventory                       222,302      28,968         -        251,270


  Other Current Assets                  8,191       5,406         -         13,597
                                     --------     -------       -------  ----------
           Total Current Assets       438,068      58,651         -        496,719


  Intangible Assets, Net                  -        19,820       10,000      29,820

  Property, Plant and Equipment:
   Gross P.P.& E.                     480,594      49,032      (23,580)    506,046
   Accumulated Depreciation           227,415      27,880      (27,880)    227,415
                                     --------     -------       ------- -----------
  Net Property, Plant & Equipment     253,179      21,152        4,300     278,631

  Other Assets                         60,158        -            -         60,158

  Cost in Excess of Net
   Assets Acquired                    120,772        -          49,291     170,063
                                     --------     --------     -------- -----------
        Total Assets                 $872,177     $99,623      $63,591  $1,035,391
                                     ========     ========     ======== ===========












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

Exhibit 1                                               CRANE CO. - PROFORMA
                                                            Balance Sheet
                                                (in thousands,except per share amounts)

                                       3/31/94    3/31/94                      Crane Co.
                                       Crane Co.  Mark Controls  Pro-Forma     Pro-Forma
                                       & Subs.    Corporation    Adj.          3/31/94
                                       ---------  -------------  ---------     --------
                                      (Unaudited) (Unaudited)

Liabilities and Shareholders' Equity
  Current Liabilities:
     Current Maturities of
       Long-Term Debt                 $  2,424    $   -        $    -         $    2,424
     Loans Payable                      49,085        -             -             49,085
     Accounts Payable                   91,565      7,071           -             98,636
     Accrued Liabilities                99,684     10,187         4,100          113,971
     Taxes on Income                    10,601      2,249           -             12,850
                                       -------    -----------   -------       -----------
       Total Current Liabilities       253,359     19,507         4,100          276,966

Long-Term Debt                         244,764     37,997        96,300          379,061
Long-Term Debt - Related Parties          -           -             -               -
Reserves and Other Liabilities          19,393        859           -             20,252

Accrued Postretirement Benefits         43,068        -             -             43,068

Accrued Pension Liability                6,761        -             -              6,761

Deferred Income Tax                     12,293        473         3,978           16,744

Shareholders' Equity:
Common Shares                           29,911         50           (50)          29,911
Capital Surplus                         10,871     20,613       (20,613)          10,871
Retained Earnings                      265,704     20,736       (20,736)         265,704
Currency Translation Adjustment        (13,947)      (612)          612          (13,947)
                                     ---------    --------      --------       -----------
Total Common Shareholders' Equity      292,539     40,787       (40,787)         292,539
                                     ---------    --------      --------       -----------
                                     $ 872,177   $ 99,623      $ 63,591       $1,035,391
                                     =========   ========      ========       ===========


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



                         Pro-Forma Adjustments


The net assets of Mark Controls Corporation and ELDEC Corporation included in the Financial Statements are based upon preliminary allocations of purchase price. The final valuations will affect this allocation, they are not expected to have a material effect on the financial statements. The acquisition of ELDEC
Corporation was consolidated in Crane's 3/31/94 balance sheet.

                                                                                 Mark
                                                                                 Controls
                                                                       ELDEC     Corporation
                                                                       ------    -----------
Adjustments to income
- - ---------------------

1)  Amortization of the excess of purchase price over
     net assets acquired over 25 to 40 years                                44       493

2)  Record intangible amortization - 20 to 25 years                        244       100
                                                                        ------    ------
                Cost of Sales                                              288       593

3)  Increase in interest cost due to debt incurred and
     cash used for acquisition                                           1,309     1,804

4)  Reverse stock options recorded in P/L at acquisition
     (one-time charge) - Selling, General & Administrative              (1,913)       -

Adjustments to Balance Sheet
- - ----------------------------
5)  Record preliminary intangible assets                                    -     10,000

6)  Record preliminary write-up of property, plant & equipment (land)       -      4,300

7)  Record preliminary goodwill upon acquisition                            -     49,291

8)  Establish restructuring reserve (severance & plant rearrangement)       -      4,100

9)  Cost of investment                                                      -     96,300

10) Deferred tax - temporary timing differences on the
    acquisition adjustments                                                 -      3,978


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